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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6538

            Van Kampen Trust For Investment Grade Florida Municipals
---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/04

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade Florida Municipals performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/04

TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
SYMBOL: VTF
--------------------------------------------------------
AVERAGE ANNUAL                  BASED ON      BASED ON
TOTAL RETURNS                     NAV       MARKET PRICE

Since Inception (03/27/92)       7.89%          7.03%

10-year                          7.45           7.57

5-year                           6.71           4.81

1-year                           1.63           0.04

6-month                          0.96          -2.32
--------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Florida Municipal Bond Index is a broad-based statistical composite of Florida municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen Trust for Investment Grade Florida Municipals is managed by the adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003, preliminarily, and the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout most of the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.
 2

Florida's economy recovered strongly during the six-month period. Rapid growth stemmed from continued economic broadening and diversification from an economy focused on agriculture and limited tourism to one depending on service and trade, including insurance, banking, exporting and expanded tourism. The state unemployment rate sank to 4.6 percent, well below the national average of 5.6 percent. Debt levels were moderate but increasing. In keeping with the nationwide trend, issuance during the first four months of 2004 was well below the same period one year earlier.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market-price basis, the trust underperformed its benchmark, the Lehman Brothers Florida Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. As yields rose during the period, the prices of bonds declined. The trust's use of leverage magnified this negative movement, leading to a slightly lower total return at NAV than that of its benchmark, which is not leveraged.

Our analysis of the macroeconomic environment, coupled with the levels of interest rates near multi-decade lows, led us to believe that interest rates were more likely to rise than to fall further. As a result, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark in order to limit the potentially damaging impact of any increase in interest rates. This approach hampered the trust's returns for much of the period as interest rates fell; however, it helped buoy returns when interest rates soared in the final weeks of the period.

The trust's performance was also modestly hampered by its bias, relative to the benchmark, toward high-quality securities. (The portfolio had approximately

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

------------------------------------------------------------------------
       BASED ON        BASED ON         LEHMAN BROTHERS FLORIDA
          NAV        MARKET PRICE        MUNICIPAL BOND INDEX

         0.96%          -2.32%                   1.29%
------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

89 percent exposure to bonds rated AA/Aa or higher at the end of the period.) Municipal bond investors during the period responded to the improving economy by reducing the yield spreads between higher- and lower-rated bonds (yield spreads reflect the premium demanded by investors to buy lower-rated bonds). As a result, lower-quality bonds outperformed.

We adjusted the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases on the 17- to 19-year segment of the curve. Many of the securities we identified had the added appeal of premium coupons and 10-year call dates, which served to add income to the portfolio while limiting its interest-rate exposure.

Our trading activity during the period was well below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Some of these acquisitions were funded by the proceeds of hospital bonds that were called away by their issuers during the period. In other cases we sold bonds that met their performance objectives. We reinvested this cash into securities with more promising total-return characteristics.

The trust's portfolio remained well diversified during the period, with its holdings spread across many major municipal bond sectors. We believe this long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many potential sources of return as possible. The three largest sector exposures at the end of the period were public education, water and sewer, and transportation.

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
Public Education              20.9%         AAA/Aaa                        78.5%
Water & Sewer                 14.1          AA/Aa                          10.8
Transportation                12.5          A/A                             7.9
General Purpose               10.6          BBB/Baa                         2.8
Health Care                   10.4

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

As mentioned above, the portfolio's below-market duration served it well in the final weeks of the period, when interest rates rose sharply. While it is impossible to predict how long this trend will hold, we believe that the trust is well positioned to weather further increases in rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  158.6%
          FLORIDA 151.0%
$2,000    Bay Cnty, FL Sch Brd Ctf Part (Prerefunded @
          07/01/04) (AMBAC Insd).......................... 6.750%   07/01/12   $  2,058,760
 1,750    Broward Cnty, FL Ed Fac Auth Rev Nova Southeastn
          Univ Proj (Connie Lee Insd)..................... 5.875    04/01/07      1,791,195
 1,500    Broward Cnty, FL Wtr & Swr Util Rfdg (MBIA
          Insd)........................................... 5.000    10/01/21      1,548,285
   500    Capital Tr Agy FL Rev Ft Lauderdale Proj
          (AMT)........................................... 5.750    01/01/32        463,960
 2,640    Daytona Beach, FL Util Sys Rev Ser D Rfdg (FSA
          Insd)........................................... 5.250    11/15/15      2,851,939
   400    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)........................................... 5.950    07/01/20        417,856
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
          Insd)........................................... 5.250    01/01/29      1,014,800
 1,250    Florida Agric & Mechanical Univ Rev Student Apt
          Fac (MBIA Insd)................................. 6.500    07/01/23      1,254,887
 1,750    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser J-1
          (AMBAC Insd) (AMT).............................. 5.350    07/01/27      1,768,427
   565    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (FSA Insd) (AMT)................................ 6.250    07/01/22        587,351
 1,800    Florida Muni Ln Council Rev Ser A (MBIA Insd)... 5.250    11/01/15      1,940,364
 2,000    Florida Ports Fin Comm Rev St Trans Tr Fd (AMT)
          (MBIA Insd)..................................... 5.375    06/01/27      2,030,360
 3,350    Florida Ports Fin Comm Rev St Trans Tr Fd
          Intermodal Pgm (AMT) (FGIC Insd)................ 5.500    10/01/29      3,417,268
 2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          (FGIC Insd)..................................... 5.750    06/01/29      2,152,400
 1,600    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          Rfdg............................................ 5.000    06/01/16      1,664,784
 3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser D
          Rfdg............................................ 5.750    06/01/22      3,269,100
 2,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)........................................... 5.250    07/01/17      2,125,680
 1,500    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)........................................... 5.500    07/01/17      1,630,770
 1,000    Florida St Brd of Ed Rev FL St Univ Hsg Fac Ser
          A (MBIA Insd)................................... 5.000    05/01/29      1,001,630
 2,000    Florida St Brd of Regt Hsg Rev Univ FL (FGIC
          Insd)........................................... 5.500    07/01/28      2,098,520
 1,000    Florida St Correctional Privatization Commn Ctf
          Part (MBIA Insd)................................ 5.375    08/01/14      1,088,780
 1,500    Florida St Dept Envrnmtl FL Forever Ser A (MBIA
          Insd)........................................... 5.375    07/01/17      1,629,780
 1,000    Florida St Muni Pwr Agy Rev Stanton Proj Rfdg
          (FSA Insd)...................................... 5.500    10/01/14      1,100,520

 6                                             See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  500    Gainesville, FL Util Sys Rev (Escrowed to
          Maturity)....................................... 8.125%   10/01/14   $    595,635
 1,310    Gainesville, FL Util Sys Rev Ser A (FSA Insd)... 5.250    10/01/19      1,394,547
 1,150    Greater Orlando Aviation Auth Orlando FL Arpt
          Fac Rev Ser C Rfdg (MBIA Insd).................. 5.250    10/01/06      1,235,985
   730    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)........ 5.750    12/01/20        781,626
   500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)........ 5.650    12/01/20        537,295
 1,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys Ser D........................ 5.375    11/15/35      1,003,300
 1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A......................... 6.000    11/15/31      1,575,225
   750    Hillsborough Cnty, FL Assmt Rev Capacity Assmt
          Spl (FSA Insd).................................. 5.000    03/01/15        787,987
   750    Hillsborough Cnty, FL Assmt Rev Capacity Assmt
          Spl (FSA Insd).................................. 5.000    09/01/15        787,987
 1,000    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
          Tampa Gen Hosp Proj Ser B....................... 5.250    10/01/28        976,420
 1,750    Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev
          Univ Cmnty Hosp (MBIA Insd)..................... 5.750    08/15/14      1,804,285
 1,000    Hillsborough Cnty, FL Port Dist Tampa Port Auth
          Proj Ser A (AMT) (MBIA Insd).................... 5.375    06/01/27      1,026,820
 1,000    Hillsborough Cnty, FL Sch Brd Ctf Partn
          (Prerefunded @ 07/01/04) (MBIA Insd)............ 6.000    07/01/12      1,028,120
 2,000    Hillsborough Cnty, FL Sch Dist (AMBAC Insd)..... 5.375    10/01/18      2,144,980
 2,230    Jacksonville, FL Cap Impt Rev Crossover Ser B
          Rfdg (AMBAC Insd)............................... 5.000    10/01/12      2,418,190
 2,005    Jacksonville, FL Cap Impt Rev Crossover Ser B
          Rfdg (AMBAC Insd)............................... 5.250    10/01/14      2,173,500
 2,500    Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)........................................... 5.375    10/01/20      2,672,575
 2,000    Jacksonville, FL Rev Better Jacksonville (MBIA
          Insd)........................................... 5.250    10/01/21      2,113,280
   750    Jacksonville, FL Sales Tax Rev (AMBAC Insd)..... 5.000    10/01/30        750,660
 1,000    Jea, FL Wtr & Swr Sys Rev Ser A (FGIC Insd)..... 5.000    10/01/21      1,032,190
 1,060    Key West, FL Swr Rev Rfdg (FGIC Insd)........... 5.250    10/01/17      1,145,383
 1,000    Lake Cnty, FL Sch Brd Ctf Part (AMBAC Insd)..... 5.375    07/01/15      1,082,280
 7,000    Lakeland, FL Elec & Wtr Rev (Escrowed to
          Maturity).......................................   *      10/01/13      4,668,510
 2,230    Lakeland, FL Elec & Wtr Rev (Escrowed to
          Maturity)....................................... 5.750    10/01/19      2,347,320
 1,000    Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth
          Sys............................................. 5.500    11/15/32      1,005,580
 1,000    Lee Cnty, FL Arpt Rev Ser A (AMT) (FSA Insd).... 5.750    10/01/22      1,059,820
 1,500    Lee Cnty, FL Arpt Rev Ser B (FSA Insd).......... 5.750    10/01/33      1,590,315
   500    Leesburg, FL Hosp Rev Leesburg Regl Med Ctr
          Proj............................................ 5.500    07/01/32        493,610

See Notes to Financial Statements                                              7

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,600    Manatee Cnty, FL Pub Util Rev Impt & Rfdg (MBIA
          Insd)........................................... 5.125%   10/01/21   $  1,670,400
   650    Marion Cnty, FL Hosp Dist Rev & Impt Hlth Sys
          Munroe Reg Rfdg................................. 5.500    10/01/29        651,183
 2,135    Marion Cnty, FL Sch Brd Ctf (FSA Insd).......... 5.250    06/01/19      2,262,246
   260    Miami Beach, FL Stormwtr Rev (FGIC Insd)........ 5.750    09/01/14        291,265
 1,045    Miami Beach, FL Stormwtr Rev (FGIC Insd)........ 5.750    09/01/15      1,166,084
 1,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          (AMT) (FGIC Insd)............................... 5.375    10/01/32      1,529,835
   870    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)............................... 5.450    10/01/15        936,912
 1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          Ser B (FGIC Insd)............................... 5.750    10/01/29      1,062,070
 1,000    Miami-Dade Cnty, FL Aviation Ser A (AMT) (FSA
          Insd)........................................... 5.000    10/01/33        978,100
 1,000    Miami-Dade Cnty, FL Sch Brd Ser A (Prerefunded @
          05/01/11) (MBIA Insd)........................... 5.000    05/01/20      1,098,920
 2,250    North Broward, FL Hosp Dist Rev Impt............ 6.000    01/15/31      2,341,890
 1,880    Northern Palm Beach Cnty Impt Dist FL Wtr Ctl &
          Impt Unit Dev 9A Rfdg (MBIA Insd)............... 5.250    08/01/17      2,009,852
 1,980    Northern Palm Beach Cnty Impt Dist FL Wtr Ctl &
          Impt Unit Dev 9A Rfdg (MBIA Insd)............... 5.250    08/01/18      2,107,433
 1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC Insd)..   *      10/01/12        701,940
 1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC Insd)..   *      10/01/13        663,860
 1,000    Orange Cnty, FL Sales Tax Rev Ser A Rfdg (FGIC
          Insd)........................................... 5.125    01/01/20      1,043,300
 1,500    Orlando & Orange Cnty Expwy Auth FL Expwy Rev Jr
          Lien (FGIC Insd)................................ 5.000    07/01/28      1,502,895
 1,500    Orlando, FL Util Commn Wtr & Elec Rev Ser A
          Rfdg............................................ 5.000    10/01/22      1,535,160
 1,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.125    06/01/22      1,035,210
 2,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.250    06/01/27      2,057,700
 1,000    Osceola Cnty, FL Trans Rev Osceola Pkwy Proj
          Impt & Rfdg (MBIA Insd)......................... 5.000    04/01/22      1,027,120
 1,000    Palm Beach Cnty, FL Criminal Justice Fac Rev
          Rfdg............................................ 5.000    06/01/13      1,082,330
 1,000    Palm Beach Cnty, FL Pub Impt Rev Convention Ctr
          Proj (Prerefunded @ 11/01/11) (FGIC Insd)....... 5.125    11/01/30      1,104,890
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.500    08/01/16      1,087,560
   750    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)........... 6.000    08/01/06        766,590

 8                                             See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$1,500    Palm Beach Cnty, FL Sch Brd Ctf Ser D (FSA
          Insd)........................................... 5.250%   08/01/20   $  1,580,430
 1,000    Palm Coast, FL Util Sys Rev (MBIA Insd)......... 5.250    10/01/21      1,056,640
 1,705    Pembroke Pines, FL Charter Sch Ser A (MBIA
          Insd)........................................... 5.375    07/01/14      1,862,730
 1,000    Pembroke Pines, FL Cons Util Sys Rev (Escrowed
          to Maturity) (FGIC Insd)........................ 6.250    09/01/11      1,147,580
   500    Polk Cnty, FL Sch Brd Ctf Partn Master Lease Ser
          A (FSA Insd).................................... 5.500    01/01/25        525,965
 1,000    Port Saint Lucie, FL Loc Opt Gas Tax Rev Impt
          (Prerefunded @ 09/01/06) (FGIC Insd)............ 5.500    03/01/15      1,076,590
 1,000    Port Saint Lucie, FL Util Rev (MBIA Insd)....... 5.000    09/01/23      1,018,990
 1,000    Reedy Creek Impt Dist FL Ser A (MBIA Insd)...... 5.000    06/01/21      1,033,550
 1,390    Saint Johns Cnty, FL Rev Trans Impt (AMBAC
          Insd)........................................... 5.000    10/01/23      1,416,619
 1,835    Saint Lucie Cnty, FL Sales Tax Rev Impt & Rfdg
          (MBIA Insd)..................................... 5.250    10/01/19      1,953,431
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)........................................... 5.000    07/01/21      1,025,210
 1,195    Sarasota, FL Wtr & Swr Sys Rev Rfdg (MBIA
          Insd)........................................... 5.500    10/01/09      1,337,982
 1,420    Sebring, FL Wtr & Wastewtr Rev Rfdg (FGIC
          Insd)........................................... 5.250    01/01/19      1,505,598
 1,000    Seminole Cnty, FL Sales Tax Rev (FGIC Insd)..... 5.375    10/01/18      1,077,240
 1,000    Seminole Cnty, FL Sales Tax Rev (FGIC Insd)..... 5.000    10/01/31      1,000,300
   500    South Lake Cnty Hosp Dist FL South Lake Hosp
          Inc............................................. 6.375    10/01/28        505,960
 1,000    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Hlthcare Proj................................... 6.375    12/01/30        974,960
 1,750    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt Ser
          A............................................... 5.750    07/01/19      1,825,408
 1,000    Tampa, FL Occupational License Ser A Rfdg (FGIC
          Insd)........................................... 5.375    10/01/15      1,088,120
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev (MBIA
          Insd)........................................... 5.250    10/01/23      1,039,430
 1,000    Village Ctr Cmnty Dev Dist FL Util Rev (Escrowed
          to Maturity) (FGIC Insd)........................ 6.000    11/01/18      1,165,970
 1,500    West Orange Hlthcare Dist FL Ser A.............. 5.800    02/01/31      1,527,765
 1,090    West Palm Beach, FL............................. 5.000    03/01/13      1,151,585
                                                                               ------------
                                                                                138,753,639
                                                                               ------------
          PUERTO RICO  5.2%
 4,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)............................... 6.250    07/01/21      4,822,640
                                                                               ------------

See Notes to Financial Statements                                              9

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  2.4%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A..................................... 6.500%   10/01/24   $  1,119,980
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      1,070,410
                                                                               ------------
                                                                                  2,190,390
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  158.6%
  (Cost $138,709,907).......................................................    145,766,669

SHORT-TERM INVESTMENT  0.8%
  (Cost $700,000)...........................................................        700,000
                                                                               ------------

TOTAL INVESTMENTS  159.4%
  (Cost $139,409,907).......................................................    146,466,669
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%.................................      1,445,468
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (60.9%).................    (56,003,314)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 91,908,823
                                                                               ============

*   Zero coupon bond

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

 10                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $139,409,907).......................  $146,466,669
Cash........................................................       125,269
Interest Receivable.........................................     1,782,903
Other.......................................................           680
                                                              ------------
    Total Assets............................................   148,375,521
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        73,801
  Income Distributions--Common Shares.......................        15,241
  Other Affiliates..........................................         7,691
  Administrative Fee........................................         6,150
Trustees' Deferred Compensation and Retirement Plans........       307,483
Accrued Expenses............................................        53,018
                                                              ------------
    Total Liabilities.......................................       463,384
Preferred Shares (including accrued distributions)..........    56,003,314
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 91,908,823
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($91,908,823 divided by
  5,563,438 shares outstanding).............................  $      16.52
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,563,438 shares issued and
  outstanding)..............................................  $     55,634
Paid in Surplus.............................................    85,514,828
Net Unrealized Appreciation.................................     7,056,762
Accumulated Undistributed Net Investment Income.............       542,300
Accumulated Net Realized Loss...............................    (1,260,701)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 91,908,823
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,240 issued with liquidation preference of
  $25,000 per share)........................................  $ 56,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $147,908,823
                                                              ============

See Notes to Financial Statements                                             11

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,657,742
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      455,270
Preferred Share Maintenance.................................       77,097
Trustees' Fees and Related Expenses.........................       56,352
Administrative Fee..........................................       37,939
Legal.......................................................       10,944
Custody.....................................................        4,615
Other.......................................................       70,907
                                                              -----------
    Total Expenses..........................................      713,124
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,944,618
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   160,692
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,914,232
  End of the Period.........................................    7,056,762
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,857,470)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,696,778)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (304,050)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $   943,790
                                                              ===========

 12                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 2,944,618         $ 6,122,290
Net Realized Gain.......................................        160,692           1,816,832
Net Unrealized Depreciation During the Period...........     (1,857,470)         (1,572,319)

Distributions to Preferred Shareholders:
  Net Investment Income.................................       (255,000)           (209,266)
  Net Realized Gain.....................................        (49,050)           (417,470)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................        943,790           5,740,067

Distributions to Common Shareholders:
  Net Investment Income.................................     (3,039,762)         (6,109,567)
  Net Realized Gain.....................................     (1,442,227)         (3,141,178)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................     (3,538,199)         (3,510,678)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         15,275                 -0-
                                                            -----------         -----------
TOTAL DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................     (3,522,924)         (3,510,678)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     95,431,747          98,942,425
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $542,300 and $892,444,
  respectively).........................................    $91,908,823         $95,431,747
                                                            ===========         ===========

See Notes to Financial Statements                                             13

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                SIX
                                                              MONTHS
                                                               ENDED
                                                             APRIL 30,     -------------------
                                                               2004         2003      2002 (a)
                                                            ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................   $ 17.16      $ 17.79    $ 17.69
                                                              -------      -------    -------
  Net Investment Income....................................       .54         1.10       1.20
  Net Realized and Unrealized Gain/Loss....................      (.31)         .04        .12
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
      Net Investment Income................................      (.05)        (.04)      (.14)
      Net Realized Gain....................................      (.01)        (.07)      (.02)
                                                              -------      -------    -------
Total from Investment Operations...........................       .17         1.03       1.16
Distributions Paid to Common Shareholders:
      Net Investment Income................................      (.55)       (1.10)      (.97)
      Net Realized Gain....................................      (.26)        (.56)      (.09)
                                                              -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................   $ 16.52      $ 17.16    $ 17.79
                                                              =======      =======    =======

Common Share Market Price at End of the Period.............   $ 15.20      $ 16.32    $ 15.80
Total Return (b)...........................................    -2.32%*      14.37%     11.63%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................   $  91.9      $  95.4    $  98.9
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................     1.48%        1.43%      1.52%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................     6.13%        6.33%      6.84%
Portfolio Turnover.........................................        4%*         25%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)...............................................      .94%         .91%       .96%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................     5.60%        6.11%      6.05%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................     2,240        2,240      2,240
Asset Coverage Per Preferred Share (e).....................   $66,032      $67,613    $69,188
Involuntary Liquidating Preference Per Preferred Share.....   $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................   $25,000      $25,000    $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .07%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------
      2001      2000      1999       1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------
     $ 16.53   $ 16.00   $ 17.89   $  17.71   $  17.32   $  17.24   $  15.24   $  17.96
     -------   -------   -------   --------   --------   --------   --------   --------
        1.16      1.25      1.26       1.28       1.30       1.29       1.30       1.29
        1.40       .60     (1.79)       .26        .50        .11       2.02      (2.73)
        (.27)     (.38)     (.30)      (.34)      (.32)      (.34)      (.37)      (.26)
        (.10)      -0-      (.02)      (.01)      (.02)       -0-        -0-       (.02)
     -------   -------   -------   --------   --------   --------   --------   --------
        2.19      1.47      (.85)      1.19       1.46       1.06       2.95      (1.72)
        (.83)     (.94)     (.99)      (.99)      (.99)      (.98)      (.95)      (.93)
        (.20)      -0-      (.05)      (.02)      (.08)       -0-        -0-       (.07)
     -------   -------   -------   --------   --------   --------   --------   --------
     $ 17.69   $ 16.53   $ 16.00   $  17.89   $  17.71   $  17.32   $  17.24   $  15.24
     =======   =======   =======   ========   ========   ========   ========   ========

     $ 15.14   $ 13.50   $ 14.75   $ 18.625   $17.1875   $  16.50   $  15.25   $  13.50
      20.31%    -2.28%   -15.79%     14.75%     11.00%     14.89%     20.50%    -13.92%
     $  98.4   $  68.6   $  66.4   $   74.1   $   73.3   $   71.7   $   71.3   $   63.0
       2.01%     1.78%     1.73%      1.68%      1.70%      1.77%      1.79%      1.81%
       7.72%     7.76%     7.36%      7.19%      7.47%      7.48%      7.97%      7.68%
         23%       42%       24%        18%         2%        12%         6%        10%

       1.14%     1.11%     1.11%      1.09%      1.09%      1.13%      1.12%      1.15%
       5.99%     5.39%     5.59%      5.27%      5.62%      5.51%      5.67%      6.15%

       2,240     1,600     1,600        800        800        800        800        800
     $68,932   $67,875   $66,491   $142,646   $141,590   $139,590   $139,140   $128,796
     $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             15

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, there were no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    At April 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $140,620,300
                                                              ============
Gross tax unrealized appreciation...........................  $  6,269,673
Gross tax unrealized depreciation...........................      (423,304)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  5,846,369
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid for the year ended October 31, 2003 was as follows:

Distributions paid from:
  Ordinary income...........................................  $   76,667
  Long-term capital gain....................................   3,558,648
                                                              ----------
                                                              $3,635,315
                                                              ==========

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  237,619
Undistributed long-term capital gain........................   1,317,190

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains recognized for tax purposes but not for book on securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust pays a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from ..05% to .00%.

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $4,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Service agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $13,800 representing Van Kampen's cost of providing accounting and legal

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2004, Van Kampen owned 5,619 common shares of the Trust.

3. CAPITAL TRANSACTIONS

At April 30, 2004 and October 31, 2003, paid in surplus related to common shares aggregated $85,514,828 and $85,499,561, respectively.

    Transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
Beginning Shares........................................     5,562,561           5,562,561
Shares Issued Through Dividend Reinvestment.............           877                 -0-
                                                             ---------           ---------
Ending Shares...........................................     5,563,438           5,562,561
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,008,860 and $6,307,500, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,240 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2004 was 1.080%. During the six months ended April 30, 2004, the rates ranged from 0.900% to 1.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o Equiserve
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VTF SAR 6/04 RN04-00739P-Y04/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Trust For Investment Grade Florida Municipals

By: /s/ Ronald E. Robison
   ------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   ------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
   ------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004